UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2008

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation

0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 26, 2008, Superior Bancorp (the “Company”) filed with the Secretary of State of Delaware a Certificate of Designations to its Restated Certificate of Incorporation establishing the terms of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A which the Company anticipates selling to the United States Treasury Department as part of the Troubled Asset Relief Program Capital Purchase Program. A copy of the Certificate of Designations is included as an exhibit to this Report on Form 8-K and is incorporated by reference into this Item 5.03.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
3	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
Date: December 3, 2008	By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A